Exhibit 99.2

verizon wireless
TINT WORLD
Envy
TROPICAL SMOOTHIE CAFE

WHEELER

REAL ESTATE INVESTMENT TRUST

Supplemental Operating and Financial Data

for the year ended December 31, 2013

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Wheeler Real Estate Investment Trust operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Wheeler Real Estate Investment Trust’s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Wheeler Real Estate Investment Trust’s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Wheeler Real Estate Investment Trust’s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Wheeler Real Estate Investment Trust’s future results, performance or transactions, see the reports filed by Wheeler Real Estate Investment Trust with the Securities and Exchange Commission, including its final prospectus relating to its initial public offering, quarterly reports on Form 10-Q and annual reports on Form 10-K. Wheeler Real Estate Investment Trust disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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Company Overview

Headquartered in Virginia Beach, VA, Wheeler Real Estate Investment Trust, Inc. (“Wheeler” or the “Company”) specializes in owning, acquiring, financing, developing, renovating, leasing and managing income producing assets, such as community centers, neighborhood centers, strip centers and free-standing retail properties. Wheeler’s portfolio contains strategically selected properties, primarily leased by nationally and regionally recognized retailers of consumer goods and located in the Northeastern, Mid-Atlantic, Southeast and Southwest regions of the United States. Wheeler trades publicly on the Nasdaq under the symbol “WHLR”.

Corporate Headquarters

Wheeler Real Estate Investment Trust Inc.

Riversedge North

2529 Virginia Beach Boulevard

Virginia Beach, VA 23452

Phone: (757) 627-9088

Toll Free: (866) 203-4864

Email: info@whlr.us

Website: www.whlr.us

Executives Management

Jon S. Wheeler - Chairman & CEO

Steven M. Belote - CFO

Robin A. Hanisch - Secretary

Board of Directors

Jon S. Wheeler, Chairman	Sanjay Madhu
Christopher J. Ettel	Carl B. McGowan, Jr.
David Kelly	Ann L. McKinney
William W. King	Jeffrey M. Zwerdling

Corporate Counsel	Transfer Agent and Registrar

Kaufman & Canoles, P.C. Two James Center 1021 East Cary Street, Suite 1400 Richmond, Virginia 23219 Phone: (804) 771-5700	Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 www.computershare.com

Investor Relations Contact

The Equity Group Inc.

800 Third Avenue, 36th Floor

New York, NY 10022

Adam Prior, Senior Vice President

Phone: (212) 836-9606, aprior@equityny.com

Terry Downs, Associate

Phone: (212) 836-9615, tdowns@equityny.com

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Financial and Portfolio Overview

For the Year Ended December 31, 2013

Financial Results
Net loss attributable to Wheeler REIT common stockholders	($3,801,672)
Net loss per basic and diltued share	($0.82)
Funds from operations (FFO)	($908,269)
FFO per common share and common unit	$0.14
Core FFO	$2,214,731
Core FFO per common share and common unit	$0.34

Assets
Investment Properties, net (less accumulated depreciation and amortization)	$101,772,335
Total Assets	$125,370,266
Total liabilities to Investment Properties, net	98.0%
Debt to Total Assets	75.4%

Market Capitalization
Common shares outstanding	7,121,000
OP units outstanding	2,072,352
Total common shares and OP units	6,514,021
Range of closing prices for the fourth quarter 2013	$3.83-4.48
Closing price at fourth quarter end	$4.28
Preferred shares	1,809
Total debt	$94,562,503
Market capitalization	$30,477,880

Debt/market capitalization	310.3%

Portfolio Summary
Total Gross Leasable Area (GLA)	1,294,572 sq. ft.
Occupancy Rate	94.0%
Annualized Base Rent	$11,749,798
Total number of leases signed or renewed - 2013	28
Total sq. ft. leases signed or renewed - 2013	171,706 sq. ft.

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Wheeler Real Estate Investment Trust, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

	December 31, 2013	December 31, 2012

ASSETS:
Investment properties, net	$101,772,335	$43,345,665
Cash and cash equivalents	1,155,083	2,053,192
Rents and other tenant receivables, net	1,594,864	761,114
Deferred costs and other assets, net	20,847,984	6,527,906

Total Assets	$125,370,266	$52,687,877

LIABILITIES:
Loans payable	$94,562,503	$31,843,503
Below market lease intangible, net	2,674,566	3,673,019
Accounts payable, accrued expenses and other liabilities	2,526,388	938,896

Total Liabilities	99,763,457	36,455,418

Commitments and contingencies	—	—

EQUITY:
Series A preferred stock (no par value, 500,000 shares authorized, 1,809 and no shares issued and outstanding, respectively)	1,458,050	—
Common stock ($0.01 par value, 75,000,000 and 15,000,000 shares authorized, 7,121,000 and 3,301,502 shares issued and outstanding, respectively	71,210	33,015
Additional paid-in capital	28,169,693	14,097,453
Accumulated deficit	(11,298,253)	(5,443,099)

Total Shareholders’ Equity	18,400,700	8,687,369

Noncontrolling interests	7,206,109	7,545,090

Total Equity	25,606,809	16,232,459

Total Liabilities and Equity	$125,370,266	$52,687,877

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Wheeler Real Estate Investment Trust, Inc. and Subsidiaries

Condensed Consolidated and Combined Statements of Operations

	Three Months Ended December 31,		Year-End December 31,
	2013	2012	2013	2012
TOTAL REVENUES	$3,484,144	$929,593	$8,707,492	$2,433,979

OPERATING EXPENSES:
Property operations	745,111	186,912	1,713,957	519,220
Depreciation and amortization	1,262,058	265,700	3,466,957	822,152
Provision for credit losses	36,908	25,000	106,828	25,000
Corporate general & administrative	530,873	519,497	5,297,166	1,307,151

Total Operating Expenses	2,574,950	997,109	10,584,908	2,673,523

Operating Income (Loss)	909,194	(67,516)	(1,877,416)	(239,544)
Interest expense	(909,864)	(372,617)	(2,497,810)	(966,113)

Net Loss	(670)	(440,133)	(4,375,226)	(1,205,657)
Less: Net income (loss) attributable to noncontrolling interests	235,292	(43,880)	(714,972)	(43,880)

Net Loss Attributable to Wheeler REIT	(235,962)	(396,253)	(3,660,254)	(1,161,777)
Preferred stock dividends	(39,869)	—	(141,418)	—

Net Loss Attributable to Wheeler REIT Common Shareholders	$(275,831)	$(396,253)	$(3,801,672)	$(1,161,777)

Loss per share:
Basic and Diluted	$(0.04)	$(0.12)	$(0.82)	$(0.35)

Weighted-average number of shares:
Basic and Diluted	7,121,000	3,301,502	4,620,600	3,301,502

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Wheeler Real Estate Investment Trust, Inc. and Subsidiaries

Reconciliation of Non-GAAP Measures

FFO and Core FFO	Three Months Ended December 31,		Year-End December 31,
	2013	2012	2013	2012
Net Loss	$(670)	$(440,133)	$(4,375,226)	$(1,205,657)
Depreciation of real estate assets	1,262,058	265,700	3,466,957	822,152

Total FFO	1,261,388	$(174,433)	$(908,269)	$(383,505)
Acquisition fees	677,000	—	2,102,000	—
Legal and accounting costs for acquisitions	138,000	—	754,000	567,000
Perimeter legal settlement accrual	—	—	267,000	—
Harp’s legal settlement accrual	(856,000)	—	—	—

Total Core FFO	$1,220,388	$(174,433)	$2,214,731	$183,495

Total FFO per common share and common unit	$0.14	$(0.03)	$(0.14)	$(0.07)

Total Core FFO per common share and common unit	$0.13	$(0.03)	$0.34	$0.04

Property Net Operating Income	Three Months Ended December 31,		Year-End December 31,
	2013	2012	2013	2012
Property Revenues	$3,484,144	$929,593	$8,707,492	$2,433,979
Property Expenses	745,111	186,912	1,713,957	519,220

Property Net Operating Income	2,739,033	742,681	6,993,535	1,914,759

Depreciation and amortization	1,262,058	265,700	3,466,957	822,152
Provision for credit losses	36,908	25,000	106,828	25,000
Corporate general & administrative	530,873	519,497	5,297,166	1,307,151

Total Other Operating Expenses	1,829,839	810,197	8,870,951	2,154,303

Interest Expense	909,864	372,617	2,497,810	966,113

Net Loss	$(670)	$(440,133)	$(4,375,226)	$(1,205,657)

EBITDA	Three Months Ended December 31,		Year-End December 31,
	2013	2012	2013	2012
Net Loss	$(670)	$(440,133)	$(4,375,226)	$(1,205,657)
Add back: Depreciation and amortization	1,262,058	265,700	3,466,957	822,152
Interest Expense	909,864	372,617	2,497,810	966,113

EBITDA	$2,171,252	$198,184	$1,589,541	$582,608

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Debt Summary

For the Year Ended December 31, 2013

Loans Payable: $94.6 million

Weighted Average Interest Rate: 5.31%

Total Debt Maturities to Total Assets: 75.4%

Maturities by Year	Amount	% Total Maturities
2014	$6,423,955	6.8%
2015	16,072,979	17.0%
2016	13,823,136	14.6%
2017	2,586,427	2.7%
2018	16,553,214	17.5%
Thereafter	39,102,792	41.4%

Total principal maturities	$94,562,503	100.0%

				December 31,
Property/Description	Monthly Payment	Interest Rate	Debt Maturity	2013	2012
Shoppes at Eagle Harbor	$24,692	4.34%	March 2018	$3,905,321	$—
Lumber River Plaza	$18,414	5.65%	May 2015	2,973,987	3,050,117
Monarch Bank Building	$9,473	4.15%	December 2017	1,483,230	1,533,346
Perimeter Square	$28,089	6.38%	June 2016	4,417,812	4,537,456
Riversedge North	$13,556	6.00%	January 2019	2,061,790	2,098,138
Walnut Hill Plaza	$25,269	6.75%	April 2014	3,464,465	3,528,232
Harps at Harbor Point	$18,122	3.99%	December 2015	3,335,628	3,416,550
Twin City Commons	$17,827	4.86%	January 2023	3,330,108	3,375,000
Shoppes at TJ Maxx	$33,880	3.88%	May 2020	6,409,077	—
Bixby Commons	Interest only	2.77%	June 2018	6,700,000	—
Bank Line of Credit	Interest only	4.50%	May 2014	2,000,000	—
Forrest Gallery	$50,973	5.40%	September 2023	9,075,000	—
Jenks Reasors	Interest only	4.25%	September 2016	8,550,000	—
Tampa Festival	$50,797	5.56%	September 2023	8,859,888	—
Starbucks/Verizon	$7,405	6.50%	April 2023	621,197	—
Winslow Plaza	Interest only	5.22%	December 2015	5,000,000	—
Senior convertible notes	Interest only	9.00%	December 2018	6,000,000	—
Senior non-convertible notes	Interest only	9.00%	December 2015	4,000,000	—
South Carolina Food Lions Note	Interest only	5.25%	January 2024	12,375,000	—
Shoppes at Eagle Harbor	$30,863	6.20%	February 2013	—	3,904,664
Shoppes at TJ Maxx	Interest only	6.00%	April 2013	—	6,400,000

Total Loans Payable				$94,562,503	$31,843,503

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Acquisitions and Development Projects

For the year ended December 31, 2013

Acquisitions

Property	Location	Year Built/ Renovated	Total GLA (sq. ft.)	Acquisition Date	Price Sq. Ft	Acquisition Value
Bixby Commons	Bixby, OK	2012	75,000	June 11	$141.33	$10.6 mil
Forrest Gallery	Tullahoma, TN	1987	214,451	Aug. 29	$53.63	$11.5 mil
Jenks Plaza	Jenks, OK	2007	7,800	Dec. 17	$224.36	$1.8 mil
Jenks Reasor’s	Jenks, OK	2011	81,000	Sept. 25	$140.74	$11.4 mil
Starbucks/Verizon	Virginia Beach, VA	1985/2012	5,600	Oct. 21	$250.00	$1.4 mil
Tampa Festival	Tampa, FL	1965/2009/2012	137,987	Aug. 26	$86.24	$11.9 mil
Winslow Plaza	Sicklerville, NJ	1990/2009	40,695	Dec. 19	$162.18	$6.6 mil
Portfolio (5 Grocery-Anchored Shopping Centers)				Dec. 23	$60.76	$15.8 mil

Clover Plaza	Clover, SC	1990	45,575
South Square	Lancaster, SC	1992	44,350
St. George’s Plaza	St. George, SC	1982	59,279
Waterway Plaza	Little River, SC	1991	49,750
Westland Square	West Columbia, SC	1986/1994	62,735

Total			824,222		$86.14	$71.0 mil

Development Projects

(as of December 31, 2013)

Property	Location	GLA	Estimated			% GLA Committed
			Completion	Carrying Cost	Cost to Complete
n/a

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Portfolio Summary

(as of December 31, 2013)

Property	Location	Year Built/ Renovated	Net Rentable Square Feet	Number of Tenants	Percentage Leased	Annualized Base Rent	Annualized Base Rent per Leased Sq. Foot
Amscot	Tampa, FL	2004	2,500	1	100.0%	$101,395	$40.56
Bixby Commons	Bixby, OK	2012	75,000	1	100.0%	768,500	10.25
Clover Plaza	Clover, SC	1990	45,575	10	100.0%	352,765	7.74
Forrest Gallery	Tullahoma, TN	1987	214,451	24	90.5%	1,143,267	5.89
Harps	Grove, OK	2012	31,500	1	100.0%	364,432	11.57
Jenks Plaza	Jenks, OK	2007	7,800	5	100.0%	143,611	18.41
Jenks Reasors	Jenks, OK	2011	81,000	1	100.0%	912,000	11.26
Lumber River Village	Lumberton, NC	1985/1997-98 (expansion)/ 2004	66,781	12	100.0%	526,846	7.89
Monarch Bank	Virginia Beach, VA	2002	3,620	1	100.0%	250,757	69.27
Perimeter Square	Tulsa, OK	1982-1983	58,277	8	95.7%	708,055	12.70
Riversedge North	Virginia Beach, VA	2007	10,550	1	100.0%	291,372	27.62
Shoppes at TJ Maxx	Richmond, VA	1982/1999	93,552	15	88.8%	922,490	11.11
South Square	Lancaster, SC	1992	44,350	5	89.9%	317,309	7.96
Starbucks/ Verizon	Virginia Beach, VA	1985/2012	5,600	2	100.0%	198,854	35.51
St. George Plaza	St. George, SC	1982	59,279	6	85.8%	357,175	7.03
Surrey Plaza	Hawkinsville, GA	1993	42,680	5	100.0%	292,486	6.85
Tampa Festival	Tampa, FL	1965/2009/ 2012	137,987	22	100.0%	1,222,859	8.86
Eagle Harbor	Carrollton, VA	2009	23,303	6	94.5%	416,261	18.91
Twin City Commons	Batesburg-Leesville, SC	1998/2002	47,680	5	100.0%	450,796	9.45
Walnut Hill Plaza	Petersburg, VA	1959/2006/ 2008	89,907	11	82.7%	575,462	7.74
Waterway Plaza	Little River, SC	1991	49,750	9	97.6%	436,965	9.00
Westland Square	West Columbia, SC	1986/1994	62,735	6	83.1%	414,086	7.94
Winslow Plaza	Sicklerville, NJ	1990/2009	40,695	16	94.1%	582,055	15.20

Total			1,294,572	173	94.0%	$11,749,798	$9.65

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Top Ten Tenants by Annualized Base Rent

(as of December 31, 2013)

Total Tenants : 173

Tenants	Total Net Rentable Square Feet	% of Total Net Rentable Square Feet	Annualized Base Rent ($ in 000s)	% of Total Annualized Base Rent	Base Rent Per Leased Square Foot
1. Food Lion	179,798	13.89%	$1,161	9.88%	$6.46
2. Reasor’s Foods	81,000	6.26%	912	7.76%	11.26
3. Associated Wholesale Grocers	75,000	5.79%	769	6.54%	10.25
4. Family Dollar	57,427	4.44%	359	3.06%	6.25
5. Kroger	48,780	3.77%	279	2.37%	5.72
6. Winn Dixie	45,600	3.52%	239	2.03%	5.24
7. Bi-Lo	41,980	3.24%	357	3.04%	8.50
8. Peebles	32,680	2.52%	173	1.47%	5.29
9. TJ Maxx	32,400	2.50%	294	2.50%	9.07
10. Harvey’s Supermarket	29,000	2.24%	187	1.59%	6.45

	623,665	48.17%	$4,730	40.24%	$7.58

Leasing Summary

(as of December 31, 2013)

Gross Leasable Area: 1,294,572 square feet

Total Square Footage Leased: 1,217,124 square feet

Occupancy Rate: 94.0%

Lease Expiration Schedule

Year	Number of Expiring Leases	Total Expiring Net Rentable Square Footage	% of Total Expiring Net Rentable Square Footage	Expiring Base Rent (in 000s)	% of Total Base Rent	Expiring Base Rent Per Leased Square Foot
Available	—	77,448	5.98%	$—	—	$—
2014	27	58,991	4.56%	682	5.80%	11.56
2015	31	144,564	11.17%	1,350	11.49%	9.34
2016	34	172,378	13.32%	1,613	13.73%	9.36
2017	27	179,382	13.86%	1,800	15.32%	10.03
2018	25	316,536	24.45%	2,365	20.13%	7.47
2019	11	72,219	5.58%	700	5.96%	9.69
2020	6	17,774	1.37%	351	2.99%	19.75
2021	1	41,980	3.24%	357	3.04%	8.5
2022	3	12,985	1.00%	275	2.34%	21.18
2023 and thereafter	8	200,315	15.47%	2,257	19.20%	11.31

		1,294,572	100.00%	$11,750	100.00%	$9.65

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Definitions

Funds from Operations (FFO): an alternative measure of a REITs operating performance, specifically as it relates to results of operations and liquidity. FFO is a measurement that is not in accordance with accounting principles generally accepted in the United States (“GAAP”). Wheeler computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures.

Most industry analysts and equity REITs, including Wheeler, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate the business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions.

Core FFO: Management believes that the computation of FFO in accordance with NAREIT’s definition includes certain items that are not indicative of the operating performance of the Company’s real estate assets. These items include, but are not limited to, non-recurring expenses, legal settlements and acquisition costs. Management uses Core FFO, which is a non-GAAP financial measure, to exclude such items. Management believes that reporting Core FFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense, net loss attributable to noncontrolling interest, and depreciation and amortization, from income from continuing operations.

Net Operating Income (NOI): Wheeler believes that NOI is a useful measure of the Company’s property operating performance. The Company defines NOI as property revenues (rental and other revenues) less property and related expenses (property operation and maintenance and real estate taxes). Because NOI excludes general and administrative expenses, depreciation and amortization, interest expense, interest income, provision for income taxes, gain or loss on sale or capital expenditures and leasing costs, it provides a performance measure, that when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately

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apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact of factors, such as occupancy levels, lease structure, lease rates and tenant base, have on the Company’s results, margins and returns. NOI should not be viewed as a measure of the Company’s overall financial performance since it does not reflect general and administrative expenses, depreciation and amortization, involuntary conversion, interest expense, interest income, provision for income taxes, gain or loss on sale or disposition of assets, and the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties. Other REITs may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to that of other REITs.

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